UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

SCHEDULE 14A

(RULE 14a-101)

INFORMATION REQUIRED IN PROXY STATEMENT SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934 (Amendment No. ___)

Filed by the Registrant ☒

Filed by a Party other than the Registrant ☐

Check the appropriate box:

☐	Preliminary Proxy Statement
☐	Confidential, For Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☐	Definitive Proxy Statement
☒	Definitive Additional Materials
☐	Soliciting Material Pursuant to Section 240.14a-12

Commission File No. 0-20572

PATTERSON COMPANIES, INC.
(Name of Registrant as Specified in Its Charter)

(Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

Payment of Filing Fee (Check the appropriate box):

☒	No fee required.

☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.
(1)	Title of each class of securities to which transaction applies: ________________________________________________________
(2)	Aggregate number of securities to which transaction applies: ________________________________________________________
(3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined): ________________________________________________________________
(4)	Proposed maximum aggregate value of transaction: _______________________________________________________________
(5)	Total fee paid: _____________________________________________________________________________________________

☐	Fee paid previously with preliminary materials: ______________________________________________________________________

☐	Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.
(1)	Amount Previously Paid: ____________________________________________________________________________________
(2)	Form, Schedule or Registration Statement No.: ___________________________________________________________________
(3)	Filing Party: ______________________________________________________________________________________________
(4)	Date Filed: _______________________________________________________________________________________________

*** Exercise Your Right to Vote ***

Important Notice Regarding the Availability of Proxy Materials for the
Shareholder Meeting to Be Held on September 12, 2016.

Meeting Information
PATTERSON COMPANIES, INC.	Meeting Type: For holders as of:	Annual Meeting July 15, 2016
Date: September 12, 2016 Time: 4:30 p.m. CDT
	Location:	1031 Mendota Heights Road St. Paul, Minnesota 55120
PATTERSON COMPANIES, INC. 1031 MENDOTA HEIGHTS ROAD ST. PAUL, MINNESOTA 55120

You are receiving this communication because you hold shares in the company named above.

This is not a ballot. You cannot use this notice to vote these shares. This communication presents only an overview of the more complete proxy materials that are available to you on the Internet. You may view the proxy materials online at www.proxyvote.com or easily request a paper copy (see reverse side).

We encourage you to access and review all of the important information contained in the proxy materials before voting.

See the reverse side of this notice to obtain proxy materials and voting instructions.

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Before You Vote

How to Access the Proxy Materials

Proxy Materials Available to VIEW or RECEIVE:

NOTICE AND PROXY STATEMENT	ANNUAL REPORT INCLUDING FORM 10-K

How to View Online: Have the information that is printed in the box marked by the arrow (located on the following page) and visit: www.proxyvote.com.

How to Request and Receive a PAPER or E-MAIL Copy:

If you want to receive a paper or e-mail copy of these documents, you must request one. There is NO charge for requesting a copy. Please choose one of the following methods to make your request:

1)	BY INTERNET:	www.proxyvote.com
2)	BY TELEPHONE:	1-800-579-1639
3)	BY E-MAIL*:	sendmaterial@proxyvote.com

* If requesting materials by e-mail, please send a blank e-mail with the information that is printed in the box marked by the arrow (located on the following page) in the subject line.

Requests, instructions and other inquiries sent to this e-mail address will NOT be forwarded to your investment advisor. Please make the request as instructed above on or before August 29, 2016 to facilitate timely delivery.

How To Vote

Please Choose One of the Following Voting Methods

Vote By Internet: To vote now by Internet, go to www.proxyvote.com. Have the information that is printed in the box marked by the arrow (located on the following page) available and follow the instructions.

Vote By Mail: You can vote by mail by requesting a paper copy of the materials, which will include a proxy card.

Vote By Telephone: You can vote by telephone by requesting a paper copy of the materials, which will include a proxy card with a toll-free number for voting.

Vote in Person: Many shareholder meetings have attendance requirements including, but not limited to, the possession of an attendance ticket issued by the entity holding the meeting. Please check the materials for any special requirements for meeting attendance. At the meeting you will need to request a ballot to vote these shares.

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Voting Items

The Board of Directors Recommends you vote “FOR” the listed nominees in Item 1 and “FOR” Items 2 and 3.

1.	To elect eight directors to have terms expiring in 2017 and until their successors shall be elected and duly qualified.

	01)	Scott P. Anderson	05)	Ellen A. Rudnick
	02)	John D. Buck	06)	Neil A. Schrimsher
	03)	Jody H. Feragen	07)	Les C. Vinney
	04)	Sarena S. Lin	08)	James W. Wiltz

2.	Advisory approval of executive compensation.

3.	To ratify the selection of Ernst & Young LLP as our independent registered public accounting firm for the fiscal year ending April 29, 2017.

NOTE: At their discretion, the proxies are authorized to vote on any other business properly brought before the meeting or any adjournment or postponement thereof.

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